SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                Date of Report:
                                October 19, 1995



                                  SALOMON INC
             (Exact name of registrant as specified in its charter)



      Delaware                 1-4346                    22-1660266
(State of Incorporation) (Commission File No.)        (I.R.S. Employer
                                                     Identification No.)


Seven World Trade Center, New York, New York                 10048
(Address of Principal Executive Offices)                   (Zip Code)



                                 (212) 783-7000
                          (Registrant's Telephone No.)
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Item 5.     Other Events

            On October 19, 1995, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Exhibits:

            (99)     Press release dated October 19, 1995

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                     SALOMON INC
                                                                    (Registrant)


Date:  October 19, 1995                                By:  /s/  Richard Carbone
                                                            --------------------
                                                                 Controller
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